Exhibit 10.4

THIS PROMISSORY NOTE (“NOTE”) HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM, SCOPE AND SUBSTANCE TO THE MAKER THAT SUCH REGISTRATION IS NOT REQUIRED.

CONVERTIBLE PROMISSORY NOTE (“NOTE”)

Principal Amount: $300,000
Dated: August 10, 2026

Graf Global Corp., a Cayman Islands exempted company (the “Maker”), promises to pay to the order of Harraden Circle Investments, LLC, a Delaware limited liability company or its registered assigns or successors in interest (the “Payee”), or order, the principal sum of Three Hundred Thousand Dollars ($300,000) or such lesser amount as has been advanced by Payee to Maker and remains unpaid under this Note on the Maturity Date (as defined below) in lawful money of the United States of America, on the terms and conditions described below. Subject to Section 15, all payments on this Note shall be made by check or wire transfer of immediately available funds to such account as the Payee may from time to time designate by written notice in accordance with the provisions of this Note.

This Note constitutes the entire agreement between the Maker and the Payee, and with James Graf with respect to the last sentence of Section 19 (Re-allocation), with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, whether written or oral, related to such subject matter, provided that the separate Convertible Promissory Note between the parties dated June 10, 2026, remains in full force and effect.

1. Principal. The entire unpaid principal balance of this Note shall be payable on the earlier of: (i) the date on which Maker consummates an initial business combination (the “Closing Date”) and (ii) the date of the liquidation of Maker (the earlier of such date and the Closing Date, the “Maturity Date”). The principal balance may not be prepaid at any time without the consent of the Payee. The Payee understands that if a business combination is not consummated, this Note will be repaid solely to the extent that the Maker has funds available to it outside of the trust account (the “Trust Account”) established in which the proceeds of the initial public offering (“the “IPO”) conducted by the Maker (including the deferred underwriters’ discounts and commissions) and the proceeds of the sale of the warrants issued in a private placement that occurred prior to the closing of the IPO were deposited, as described in greater detail in Maker’s Registration Statement on Form S-1 (333-279889) filed with the Securities and Exchange Commission in connection with the IPO (the “Registration Statement”), and that all other amounts will be forfeited, eliminated or otherwise forgiven. Under no circumstances shall any individual, including but not limited to any officer, director, employee or shareholder of the Maker, be obligated personally for any obligations or liabilities of the Maker hereunder.

2. [intentionally omitted]

3. Interest. No interest shall accrue on the unpaid principal balance of this Note; provided, however, that if any amount payable hereunder is not paid when due (after giving effect to any applicable grace period), such overdue amount shall bear interest, from and after the due date thereof until payment in full, at a rate per annum equal to the maximum rate permissible under applicable law.

4. Application of Payments. All payments received by Payee pursuant to this Note shall be applied first to payment in full of any costs incurred in the collection of any sum due under this Note, including (without limitation) reasonable attorneys’ fees, then to the reduction of the unpaid principal balance of this Note.

5. Events of Default. The following shall constitute an event of default (“Event of Default”):

(a)Failure to Make Required Payments. Failure by Maker to pay the principal amount due pursuant to this Note within two (2) business days of the Closing Date.

(b)Voluntary Bankruptcy, Etc. The commencement by Maker of a voluntary case under any applicable bankruptcy, insolvency, reorganization, rehabilitation or other similar law, or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Maker or for any substantial part of its property, or the making by it of any assignment for the benefit of creditors, or the failure of Maker generally to pay its debts as such debts become due, or the taking of corporate action by Maker in furtherance of any of the foregoing.

(c)Involuntary Bankruptcy, Etc. The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Maker in an involuntary case under any applicable bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Maker or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days.

(d)Liquidation. For the avoidance of doubt, it shall not constitute an Event of Default in the event the Maker fails to consummate a business combination and liquidates and dissolves in accordance with its Amended and Restated Articles of Association, and Payee hereby irrevocably waives any and all rights to receive repayment of the outstanding Principal Amount and any other amounts due and owing under this Note in such a Liquidation.

6. Remedies.

(a)Upon the occurrence of an Event of Default specified in Section 5(a) hereof, Payee may, by written notice to Maker, declare this Note to be due immediately and payable, whereupon the unpaid principal amount of this Note, and all other amounts payable hereunder, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the documents evidencing the same to the contrary notwithstanding.

(b)Upon the occurrence of an Event of Default specified in Sections 5(b) or 5(c), the unpaid principal balance of this Note, and all other amounts payable with regard to this Note, shall automatically and immediately become due and payable, in all cases without any action on the part of Payee.

7. Waivers. Maker and all endorsers and guarantors of, and sureties for, this Note waive presentment for payment demand, notice of dishonor, protest, and notice of protest with regard to this Note, all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, and all benefits that might accrue to Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof or any writ of execution issued hereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

8. Unconditional Liability. Maker hereby waives all notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and agrees that its liability shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee, and consents to any and all extensions of time, renewals, waivers, or modifications that may be granted by Payee with respect to the payment or other provisions of this Note, and agrees that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to Maker or affecting Maker’s liability hereunder. Any failure of Payee to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time and from time to time thereafter. Payee may accept late payments, or partial payments, even though marked “payment in full” or containing words of similar import or other conditions, without waiving any of its rights.

9. Notices. All notices, statements or other documents which are required or contemplated by this Note shall be: in writing and delivered (i) personally or sent by first class registered or certified mail, overnight courier service or facsimile or electronic transmission to the address designated in writing, and (ii) by electronic mail, to the electronic mail address most recently provided to such party or such other electronic mail address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.

10. Construction. THIS NOTE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS THEREOF.

11. Severability. Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12. Trust Account Waiver. Notwithstanding anything herein to the contrary, the Payee hereby waives any and all right, title, interest or claim of any kind (“Claim”) in or to any distribution of or from the Trust Account and hereby agrees not to seek recourse, reimbursement, payment or satisfaction for any Claim against the Trust Account for any reason whatsoever.

13. Amendment; Waiver. Any amendment hereto or waiver of any provision hereof may be made with, and only with, the written consent of the Maker and the Payee.

14. Assignment. This Note binds and is for the benefit of the successors and permitted assigns of Maker and the Payee. No assignment or transfer of this Note or any rights or obligations hereunder may be made by any party hereto (by operation of law or otherwise) without the prior written consent of the other party hereto and any attempted assignment without the required consent shall be void.

15. Conversion. Notwithstanding anything contained in this Note to the contrary, at Payee’s option, at any time prior to payment in full of the principal balance of this Note, Payee may elect to convert all or any portion of the unpaid principal balance of this Note into that number of shares of capital stock of the Maker or the surviving company in the Maker’s initial business combination (the “Shares”) equal to: (x) the outstanding principal amount of this Note divided by (y) ten dollars ($10.00), rounded up to the nearest whole number of Shares (the “Conversion Shares”). Such number of Conversion Shares shall be subject to no transfer restrictions or any other lock-up provisions, earn outs, or other contingencies, subject only to any required SEC registration of the Conversion Shares if not available in an S-4 related to a business combination. Upon any such conversion of the principal amount of this Note, this Note shall become fully paid and satisfied.

16. Warrants. On the Closing Date and immediately prior to such closing, the Payee shall be issued one warrant (the “Warrant”) to purchase one Share for each dollar funded by Payee pursuant to this Note, on the same terms and conditions as those of the private placement warrants (“Private Placement Warrants”) that were issued to Graf Global Sponsor LLC (the “Sponsor”) in connection with the Maker’s initial public offering that was consummated on June 27, 2024 (i.e., at $1.00 per Warrant), including the transfer restrictions applicable to the Private Placement Warrants.

17. Equity. The Payee shall be transferred one existing ordinary share held by the Sponsor (the “Transferred Shares”) for each dollar funded by Payee pursuant to this Note. The Transferred Shares shall be subject to no transfer restrictions or any other lock-up provisions, earn outs, or other contingencies. The Conversion Shares, Transferred Shares, Warrants, and Class A ordinary shares underlying the Warrants (and the securities such securities convert into on the Closing Date) are referred to collectively as the “Registrable Securities”. The Payee shall not be subject to forfeiture, surrender, clawback, transfers, disposals, exchanges or earn-outs for any reason on the Transferred Shares. The Payee acknowledges that prior to, or at the time of, the Business Combination (as defined below), the managing member of the Sponsor has the authority to cause the Sponsor to subject the shares it holds (the “Founder Shares”) to earn-outs, forfeitures, transfers or other restrictions, or amend the terms under which the Founder Shares were issued or any restrictions or other provisions relating to the Founder Shares set forth in the instruments establishing the same (including voting in favor of any such amendment) or enter into any other arrangements with respect to the Founder Shares, and that the managers are authorized to effectuate such earn-outs, forfeitures, transfers, restrictions, amendments or arrangements, including arrangements relating to the relaxation or early release of restrictions, in such amounts and pursuant to such terms as they determine in their sole and absolute discretion for any reason. The Sponsor acknowledges and agrees that any such earnouts, forfeitures, transfers, restrictions, amendments or arrangements shall apply only to the Founder Shares other than the Transferred Shares and the terms and conditions applicable to the Transferred Shares shall not be changed or the number reduced as a result of any such earn-outs, forfeitures, transfers, restrictions, amendments or arrangements.

18. “Piggyback” Registration Rights. The Maker shall register the Registrable Securities on the Registration Statement on Form S-4 or Form F-4 that will be filed in connection with the Maker’s initial business combination (the “Business Combination”). If the SEC does not permit the Registrable Securities to be registered on the Form S-4 or F-4 related to the Business Combination, then the Maker hereby agrees with the Payee that at any time after the date of the completion of the Business Combination, if the Maker (which, for the purposes of this Section shall include and successor or parent entity following the Business Combination) shall determine to proceed with the actual preparation and filing of a new registration statement under the 1933 Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will cause all of the Registrable Securities to be included for resale in such registration statement, all to the extent requisite to permit the sale or other disposition by the Payee of the Registrable Securities. The Maker hereby agrees to file a registration statement including the resale of the Registrable Securities no more than thirty days after the closing of the Business Combination. The Maker hereby agrees to cause any successor or parent entity following the Business Combination to agree to the terms of this Section 18.

19. Re-allocation. Graf Global Sponsor LLC may re-allocate securities among members of Graf Global Sponsor LLC and Graf Global Management LLC to satisfy the obligations of the Maker under Sections 15, 16 and 17 of this Note. In the event of such re-allocation, the re-allocation of the securities shall not reduce or dilute the interests of the Payee or its affiliates in Graf Global Management LLC. For the avoidance of doubt, if Graf Global Sponsor LLC re-allocates securities in accordance with this Section 18, neither the Maker nor the surviving company in the Maker’s initial business combination shall be obligated to issue securities pursuant to Sections 15 and 17 of this Note; provided, however, that such discharge shall only be effective upon the actual delivery of such re-allocated securities to Payee, and Graf Global Sponsor LLC hereby unconditionally agrees to deliver such securities to Payee no later than two (2) business days following the Closing Date.

20. Expenses. The Maker shall reimburse the Payee for all attorney fees incurred in the preparation of this Note.

[Signature page follows]

MAKER:

GRAF GLOBAL CORP.

/s/ James Graf
James Graf, Chief Executive Officer

PAYEE:

HARRADEN CIRCLE INVESTMENTS, LLC

/s/ Frederick V. Fortmiller, Jr.
Frederick V. Fortmiller, Jr., Managing Member

GRAF GLOBAL SPONSOR LLC
(with respect to Section 17- Equity and Section 19- Re-allocation)

/s/ James Graf
James Graf, Managing Member

[Signature page to Promissory Note]